UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.   20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of the earliest event reported)
November 6, 2007

Valhi, Inc.
(Exact name of registrant as specified in its charter)

Delaware	1-5467	87-0110150
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5430 LBJ Freeway, Suite 1700, Dallas, Texas		75240-2697
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code
(972) 233-1700

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition.

The registrant hereby furnishes the information set forth in its press release entitled “Valhi Reports Third Quarter Results” that the registrant issued on November 6, 2007, a copy of which is attached hereto as Exhibit 99.1 and incorporated herein by reference.

The press release the registrant furnishes as Exhibit 99.1 to this current report is not deemed “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

At its meeting on November 6 2007, the registrant’s board of directors, pursuant to Article VI of the registrant’s restated certificate of incorporation, amended and restated the registrant’s bylaws.  The registrant’s bylaws as amended and restated on November 6, 2007 are filed as Exhibit 3.1 to this current report.  Among other things, the amendments approved on November 6, 2007 provided for:

•	sending certain required notices by electronic transmission;

•	an increase in the number of outstanding shares required to call a special meeting of stockholders from 10% to 15%;

•	the ability to conduct business at a special stockholder meeting that is not specified in the notice of the meeting;

•	certain limitations regarding the setting of stockholder record dates;

•	the ability to maintain meeting minutes in electronic form;

•	the ability of the chief executive officer, in numerous instances, to take action that the registrant’s chairman of the board, president or any vice president may take;

•
the removal of the requirement that a person seeking indemnification from the registrant under the bylaws must provide an affirmation, but keeping the requirement that such a person must undertake to repay any amount received under the indemnification provisions of the bylaws if it is later determined that the person was not entitled to the payment;

•	the advancement of expenses, rather than reasonable expenses, incurred by a person entitled to indemnification by the registrant;

•
the ability of the registrant to reject any claim of indemnification or advancement of expenses if such claim is not permitted by law, provided, however, that the registrant bear the burden of proving such a defense;

•	the requirement that any right to indemnification or advancement of expenses not provided for in the bylaws must be approved in certain instances by a vote of disinterested directors; and

•	the ability of the registrant to issue uncertificated shares.

Item 7.01                      Regulation FD Disclosures.

The registrant hereby furnishes the information set forth in its press release entitled “Valhi Declares Quarterly Dividend” that the registrant also issued on November 6, 2007, a copy of which is attached hereto as Exhibit 99.2 and incorporated herein by reference.

The press release the registrant furnishes as Exhibit 99.2 to this current report is not “filed” for purposes of section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section.  Registration statements or other documents filed with the U.S. Securities and Exchange Commission shall not incorporate this information by reference, except as otherwise expressly stated in such filing.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits

	Item No.	Description

	3.1*	Bylaws of Valhi, Inc. (Amended and Restated as of November 6, 2007)

	99.1*	Press release dated November 6, 2007 entitled “Valhi Reports Third Quarter Results” and issued by the registrant.

	99.2*	Press release dated November 6, 2007 entitled “Valhi Declares Quarterly Dividend” and issued by the registrant.

*	Filed herewith

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Valhi, Inc.
(Registrant)

By: /s/ A. Andrew R. Louis
Date: November 6, 2007	A. Andrew R. Louis, Secretary

INDEX TO EXHIBITS

Item No.	Description

3.1*	Bylaws of Valhi , Inc. (Amended and Restated as of November 6, 2007)

99.1*	Press release dated November 6, 2007 entitled “Valhi Reports Third Quarter Results” and issued by the registrant.

99.2*	Press release dated November 6, 2007 entitled “Valhi Declares Quarterly Dividend” and issued by the registrant.

*	Filed herewith